SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2010

FIRST RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-148719	26-0641585
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3065 Beyer Blvd. B103-1

San Diego, CA 92154

(Address of principal executive offices)

(858) 461-3544

(Registrant’s Telephone Number)

(Address of principal executive offices)

Medzed, Inc.

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.330.1888

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         .    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         .    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         .    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Resources Corp.

(f/k/a Medzed, Inc.).

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 10, 2010, First Resources Corp., a Nevada corporation, (the "Company") entered into a Consulting Agreement (the “Consulting Agreement”) with Steven Radvak, (“Mr. Radvak”) an individual. Pursuant to the terms and conditions of the Consulting Agreement, Mr. Radvak shall serve as the Company’s Vice President of Exploration for an initial term of one year. In exchange, Mr. Radvak shall receive a one-time fully-paid issuance of one hundred thousand (100,000) shares of the Company’s common stock.

Mr. Radvak, P.E., P.Eng., has a B.A.Sc. in Mining and Mineral Processing Engineering from the University of British Columbia. He is a director and the Vice President of Exploration for Tombstone Exploration Corp., a Canadian Federal corporation that explores natural resource properties. He has been the President, Chief Executive Officer, and Director of Compliance Management Inc., since its inception in 1998. Compliance Management, Inc. is an environmental service company, which then became Martin’s Fencing Corp., a leader in providing fences, gates and enclosures in Arizona. He is a managing member of RM Fencing, LLC, which was originally organized in Arizona as Achieva Development, LLC in June of 2006. He has extensive experience in managing mineral exploration projects in the United States, Canada, Africa and Europe and will be a valuable asset to the Company.

The foregoing summary description of the terms of the Consulting Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Consulting Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

ITEM 3.02

UNREGISTERED SHARES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Consulting Agreement between the Company and Steven Radvak dated September 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

September 10, 2010

First Resources Corp.

By:  /s/ Gloria Ramirez-Martinez

Name: Gloria Ramirez-Martinez

Title:   CEO

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